UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2011

United Mortgage Trust
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-32409	75-6493585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Grapevine, Texas 76051
(Address of principal executive offices) (Zip Code)

(214) 237-9305
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

On June 23, 2011, United Mortgage Trust (the “Registrant”) held its 2011 Annual Meeting of Shareholders.  At the meeting, the Registrant’s shareholders voted on the following two proposals: (i) the election of five trustees to serve until the Registrant’s Annual Meeting of Shareholders to be held in 2012 or until such trustees’ successors are duly elected and qualified; and (ii) the ratification of the selection of Whitley Penn LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The two proposals are described in detail in the Registrant’s definitive proxy statement, dated May 2, 2011, as filed on Schedule 14A on May 2, 2011.

Both of the proposals were approved by the Registrant’s shareholders by the requisite vote necessary for approval. The votes with respect to each of the proposals are set forth below.

Proposal 1. To elect five trustees to serve until the Registrant’s Annual Meeting of Shareholders to be held in 2011 or until such trustees’ successors are duly elected and qualified:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Charles M. Gillis	2,727,288	506,102	295,922
Michele A. Cadwell	2,731,788	501,602	295,922
Phillip K. Marshall	2,721,774	511,616	295,922
Roger C. Wadsworth	2,727,288	506,102	295,922
Leslie Wylie	2,751,777	481,613	295,922

Proposal 2. To ratify the selection of Whitley Penn LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
3,012,176	134,251	382,885	0

Item 8.01          Other Events.

The Company is furnishing its presentation delivered at its 2011 Annual Meeting on Wednesday, June 23, 2011 (the “Annual Meeting Presentation”). The Annual Meeting Presentation is a slide presentation summary of the information contained in the Company’s letter to shareholders dated May 6, 2011 previously filed with the Company’s Report on Form 8-K dated May 6, 2011. The Annual Meeting Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The disclosure of the Annual Meeting Presentation on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD. The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Annual Meeting Presentation or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description.
99.1	United Mortgage Trust Annual Meeting Presentation dated June 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Mortgage Trust

Date: June 29, 2011	By:	/s/ Stuart Ducote
Stuart Ducote
President